UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

GT ADVANCED TECHNOLOGIES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

 (603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 7, 2011, GT Advanced Technologies Inc.(the “Company”) issued a press release announcing financial results for the second quarter ended October 1, 2011.  The information in Exhibit 99.1 is being provided pursuant to Item 2.02 of Form 8-K. A copy of the Company’s Investor Financial Summary for the second fiscal quarter ended October 1, 2011 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in the press release issued on November 7, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release issued November 7, 2011

99.2	Second Quarter Fiscal Year 2012 GT Advanced Technologies Inc. Investor Financial Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

Date: November 7, 2011	/s/ Hoil Kim
	By:	Hoil Kim
	Its:	Vice President, Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued November 7, 2011

99.2	Second Quarter Fiscal Year 2012 GT Advanced Technologies Inc. Investor Financial Summary